Exhibit 99.3
1Q’22 Earnings Presentation

Forward Looking Statements 2 Certain statements and information in this presentation may constitute “forward - looking statements” within the meaning of the Pr ivate Securities Litigation Reform Act of 1995, including, among others, statements regarding ( i ) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, p osi tion, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “ wou ld,” and similar expressions and the negatives of such terms are intended to identify forward - looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently avai lab le information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these for ward - looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is ex pre ssed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: the effects of widespread outbreak of an illness or disease, including the COVID - 19 pandemic, or any other p ublic health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our busines s c ontinuity plans may not adequately prepare us, including acts of war or terrorism or military conflicts; a failure of our information systems, including disruptions or failures of services essential to our oper ati ons or upon which our information technology platforms rely, data breach, and/or cybersecurity incidents; interruption or failure of third - party software or information technology systems or licenses; untimely or ineffectiv e development and implementation of, or failure to realize potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight; the loss or reduction of business f rom large customers; the ability to manage our cost structure, and the timing and performance of growth initiatives; the cost, integration, and performance of any recent or future acquisitions, including the ac quisition of MoLo Solutions, LLC, and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; market fluctuations and interruptions affecting the price of our stock or the price or timing of our share repurchase programs; maintaining our corporate reputation and intellectual property rights; nationwide or global disruption in the supply chain increasing volatility in freight volume s; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment - related operating expenses su ch as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the ina bility to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and develop employees; unfavorable terms of, or the inability to reach agreement on, future colle cti ve bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; union employee wages and benefits, including changes in required contributions to mul tiemployer plans; availability and cost of reliable third - party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation o r c laims asserted against us; governmental regulations; environmental laws and regulations, including emissions - control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; self - insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the pe rformance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; increasing costs due to inflation; seasonal fluctuations and adverse weather conditions; and ot her financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause our actual results to differ from our projected res ults, please see our filings with the SEC, including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K. Readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward - looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

3 Accelerating growth through a customer focus and investment in people, solutions and technology – generating enhanced shareholder value 1 2 3 More Balanced Business Mix Accelerate Asset - Light growth Continue to grow Asset - Based business Optimize Cost Structure Advance adoption of innovative technologies Expand Revenue Opportunities Deepen customer relationships Secure new customers ✓ ✓ ✓ ArcBest Announces Record First Quarter 2022 Results – Supporting a Solid Three - Point Strategy

STRONG PERFORMANCE ENABLES INVESTMENT FOR GROWTH 4 INVESTMENT IN: People Solutions Technology Future Growth Double - Digit Revenue Growth YOY daily revenue growth in Asset - Based 26% and Asset - Light 115% segments High Demand From customers for all solutions MoLo integration progressing well and on track for previously shared financial goals Integration Innovation Partnership with Phantom Auto progressing well with 2H22 customer pilots scheduled

$1.3B Revenue 60% per day YOY (1) $108.6M Non - GAAP Operating Income (2) 166% YOY (1) $3.08/diluted share Non - GAAP Net Income (2) 191% YOY (1) Key Metrics Q1 2022 5 ARCBEST CONSOLIDATED 1) First quarter 2022 comparisons are to first quarter 2021. 2) See non - GAAP reconciliation in the Additional Information section of this presentation.

$705M Revenue 26% per day YOY (1) $87.0M Non - GAAP Operating Income (1) 136% YOY (1) 87.7% Non - GAAP Operating Ratio (2) 570 bps YOY improvement (1) Daily Tonnage 3.6% YOY (1) Daily Shipments 0.2% YOY (1) Total Billed Rev/Cwt 21.1% YOY (1) 9.0% Average Increase on Contract Renewals and Deferred Pricing Agreements 340 bps (1) Key Metrics Q1 2022 6 ASSET - BASED 1) First quarter 2022 comparisons are to first quarter 2021. 2) See non - GAAP reconciliation in the Additional Information section of this presentation.

Key Metrics APRIL 2022 7 Daily Billed Revenue Total Billed Rev/CWT ASSET - BASED Daily Tonnage Daily Shipments 23% YOY (1) 2% YOY (1) 1% YOY (1) 21% YOY (1) Total Billed Rev/Shipment 22% YOY (1) Total Weight/Shipment 1% YOY (1) APRIL 2022 PRELIMINARY 1) April 2022 comparisons are to April 2021.

Key Metrics Q1 2022 8 ASSET - LIGHT (1) APRIL 2022 PRELIMINARY YOY (4) Daily Revenue 1) The ArcBest and FleetNet reportable segments, combined, represent Asset - Light operations. 2) First quarter 2022 comparisons are to first quarter 2021. 3) See non - GAAP reconciliation in the Additional Information section of this presentation. 4) Asset - Light ArcBest Operating Segment, excluding FleetNet .. April 2022 comparisons are to April 2021. 124% YOY $674M Revenue 115% per day YOY (2) $26.9M Non - GAAP Operating Income (3) 163% YOY (2) $29.3M Adjusted EBITDA (3) 142% YOY (2)

9 INVESTMENTS IN GROWTH AND OPERATING INITIATIVES • Capital investments consistent with organic growth strategy 2022 Projected Net Capital Expenditures: $270M - $290M • Revenue equipment (tractors and trailers), dock equipment and technology to maintain optimal total cost of ownership and to increase growth capacity • Asset - Based network and facility upgrades, expansion and additions. Multi - year investment plan to increase growth capacity, improve energy efficiency and enhance work environment for employees • I nnovation and technology investments, partnerships and pilots for revenue growth and cost optimization • Continual evaluation of M&A Opportunities BALANCED CAPITAL ALLOCATION RETURN OF CAPITAL TO SHAREHOLDERS • Share Repurchase Program: o Completed $100M ASR in Jan. 2022 o Repurchased an additional $17M during 1 st Quarter 2022 o Increased repurchase amount to $75M – 4/28/22 • Dividend Program: $0.48 per share (annual) – As of 4/28/22 1) Trailing 12 months ending March 31, 2022. 2) As of March 31, 2022. MAINTAIN SOLID FINANCIAL POSITION • TTM EBITDA: $494M (1) • Liquidity: $303M (2) • Net Debt: $158M (2) • Debt Maintenance: 0.3X Debt (2) (net) to EBITDA (1) Strong balance sheet and free cash flow provide flexibility to invest in the business and increase returns for shareholders

ARCBEST’S CUSTOMER - LED STRATEGY YIELDS RESULTS 10 5x Revenue per account is over 5X higher on cross - sold accounts 4x Profit per account is over 4X higher on cross - sold accounts 9% Retention rates are 9 percentage points higher on cross - sold accounts >60% Over 60% of our customers who use asset - light services also utilize our asset - based services >75% Over 75% of revenue came from digitally connected customers

Three - Point Strategy Continues to Deliver Shareholder Value & Drive Business Growth 11 1 2 3 More Balanced Business Mix Accelerate Asset - Light growth Continue to grow Asset - Based business Optimize Cost Structure Advance adoption of innovative technologies Expand Revenue Opportunities Deepen customer relationships Secure new customers ✓ ✓ ✓ ENHANCED SHAREHOLDER VALUE

Q & A 12

13 Note: ArcBest Corporation reports its financial results in accordance with generally accepted accounting principles (“GAAP”) .. H owever, management believes that certain non - GAAP performance measures utilized for internal analysis provides analysts, investors, and others the same information that we use internally for purposes of assessing our core operating performance and provides meaningful comp ari sons between current and prior period results, as well as important information regarding performance trends. Accordingly, using t hes e measures improves comparability in analyzing our performance because it removes the impact of items from operating results that, in ma nag ement's opinion, do not reflect our core operating performance. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported results. These financial measures should not be construed as better measurements than operating income, ope rat ing cash flow, net income or earnings per share, as determined under GAAP. Reconciliations of GAAP to Non - GAAP Financial Measures (Unaudited) ADDITIONAL INFORMATION

Reconciliations of GAAP to Non - GAAP Financial Measures (Unaudited) 14 Three Months Ended March 31 Millions ($000,000), except per share data 2022 2021 Operating Income Amounts on a GAAP basis $ 94.9 $ 32.2 Innovative technology costs, pre - tax (1) 9.7 7.7 Purchase accounting amortization (2) 3.2 0.9 Change in fair value of contingent consideration (3) 0.8 - Non - GAAP amounts $ 108.6 $ 40.8 Net Income Amounts on a GAAP basis $ 69.6 $ 23.4 Innovative technology costs, after - tax (includes related financing costs) (1) 7.3 5.8 Purchase accounting amortization (2) 2.4 0.7 Change in fair value of contingent consideration (3) 0.6 - Life insurance proceeds and changes in cash surrender value 0.8 (1.3) Tax benefit from vested RSUs (4) (0.9) (0.1) Non - GAAP amounts $ 79.8 $ 28.5 Diluted Earnings Per Share Amounts on a GAAP basis $ 2.68 $ 0.87 Innovative technology costs, after - tax (includes related financing costs) (1) 0.28 0.22 Purchase accounting amortization (2) 0.09 0.03 Change in fair value of contingent consideration (3) 0.02 - Life insurance proceeds and changes in cash surrender value 0.03 (0.05) Tax benefit from vested RSUs (4) (0.03) (0.01) Non - GAAP amounts (5) $ 3.08 $ 1.06 1) Represents costs associated with the freight handling pilot test program at ABF Freight and initiatives to optimize our perfo rma nce through technological innovation, including costs related to our investment in human - centered remote operation software. 2) Represents the amortization of acquired intangible assets related to the November 1, 2021 acquisition of MoLo and previously acquired businesses in the ArcBest segment. 3) Represents change in fair value of the contingent consideration recorded for the MoLo acquisition. The liability for contingent consideration is remeasured at each quarterly reporting date, and any change in fair value as a result of the recurring assessments is recognized in operating income. As previously disclosed, con tin gent consideration for the MoLo acquisition will be paid based on achievement of certain targets of adjusted earnings before interest, taxes, depreciation, and amortization, as adjusted for c ert ain items pursuant to the merger agreement, for years 2023 through 2025. 4) The Company recognizes the tax impact for the vesting of share - based compensation resulting in excess tax expense (benefit). 5) Non - GAAP amounts are calculated in total and may not foot due to rounding. ARCBEST CORPORATION - CONSOLIDATED

Reconciliations of GAAP to Non - GAAP Financial Measures (Unaudited) 15 1) Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest Corporation’s Amended and Restated Cre dit Agreement. Management believes Adjusted EBITDA to be relevant and useful information, as EBITDA is a standard measure commonly reported and widely used by analysts, investors, an d o thers to measure financial performance ability to service debt obligations. Furthermore, management uses Adjusted EBITDA as a key measure of performance and for business planning. However, th is non - GAAP measure should be viewed in addition to, and not as an alternative for, our reported results. Other companies may calculate EBITDA differently; therefore, our Adjusted EBITDA ma y not be comparable to similarly titled measures of other companies. 2) Includes amortization of intangibles associated with acquired businesses. 3) Represents change in fair value of the contingent consideration recorded for the MoLo acquisition. The liability for contingent consideration is remeasured at each quarterly reporting date, and any change in fair value as a result of the recurring assessments is recognized in operating income. As previously disclosed, con tin gent consideration for the MoLo acquisition will be paid based on achievement of certain targets of adjusted earnings before interest, taxes, depreciation, and amortization, as adjusted for c ert ain items pursuant to the merger agreement, for years 2023 through 2025. 4) Adjusted EBITDA is calculated in total and may not foot due to rounding. 5) Transaction costs are associated with the acquisition of MoLo .. ASSET - LIGHT ADJUSTED EBITDA (1) Three Months Ended March 31 2022 2021 Total Asset - Light ($ millions) Operating Income $ 22.8 $ 9.3 Depreciation and amortization (2) 5.6 2.8 Change in fair value of contingent consideration (3) 0.8 - Adjusted EBITDA (4) $ 29.3 $ 12.1 CONSOLIDATED ADJUSTED EBITDA (1) Twelve Months Ended March 31, 2022 ($ millions) Net Income $ 259.7 Interest and other related financing costs 8.4 Income tax provision 78.3 Depreciation and amortization (2) 128.7 Amortization of share - based compensation 11.8 Change in fair value of contingent consideration (3) 0.8 Transaction costs (5) 6.0 Consolidated Adjusted EBITDA $ 493.7

Reconciliations of GAAP to Non - GAAP Financial Measures (Unaudited) 16 Three Months Ended March 31 Millions ($000,000) 2022 2021 ASSET - BASED SEGMENT Operating Income Amounts on a GAAP basis $ 80.0 88.7% $ 30.1 94.6% Innovative technology costs, pre - tax (1) 7.0 (1.0) 6.9 (1.2) Non - GAAP amounts (2) $ 87.0 87.7% $ 36.9 93.4% TOTAL ASSET - LIGHT Operating Income Amounts on a GAAP basis $ 22.8 96.6% $ 9.3 97.0% Purchase accounting amortization (3) 3.2 (0.5) 0.9 (0.3) Change in fair value of contingent consideration (4) 0.8 (0.1) - - Non - GAAP amounts (2) $ 26.9 96.0% $ 10.2 96.7% 1) Represents costs associated with the freight handling pilot test program at ABF Freight. 2) Non - GAAP amounts are calculated in total and may not foot due to rounding. 3) Represents the amortization of acquired intangible assets related to the November 1, 2021 acquisition of MoLo and previously acquired businesses in the ArcBest segment. 4) Represents change in fair value of the contingent consideration recorded for the MoLo acquisition. The liability for contingent consideration is remeasured at each quarterly reporting date, and any change in fair value as a result of the recurring assessments is recognized in operating income. As p rev iously disclosed, contingent consideration for the MoLo acquisition will be paid based on achievement of certain targets of adjusted earnings before interest, taxes, depreciation, a nd amortization, as adjusted for certain items pursuant to the merger agreement, for years 2023 through 2025.